UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 11, 2008

PAB Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Georgia	000-25422	58-1473302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 North Valdosta Road, Valdosta, Georgia	31602
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (229) 241-2775

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 11, 2008, PAB Bankshares, Inc. (the "Registrant") issued a press release announcing the expected dates of their earnings release and conference call for the fourth quarter and full-year 2007, as well as preliminary credit quality ratios for the fourth quarter of 2007(the "Press Release"). The Press Release is attached as Exhibit 99.1 to this report. On January 29, 2008 at 9:00 AM Eastern, the Registrant intends to hold a conference call and webcast to discuss its financial results. Instructions on how to access the conference call and webcast are included in the Press Release.

Item 9.01. Financial Statements and Exhibits.

(c)    Exhibits:

99.1	Press Release dated January 11, 2008.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAB Bankshares, Inc. (Registrant)
January 11, 2008 (Date)	/s/ DONALD J. TORBERT, JR. Donald J. Torbert, Jr. Executive Vice President and Chief Financial Officer

Exhibit Index
99.1	Press release dated January 11, 2008